                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 26, 2008
                                                 -------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

NEBRASKA                            333-130343                   20-0568230
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)

      87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska         68713
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     (Address of Principal Executive Offices)                      (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

| | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

     Item 5.03  Amendments  to Articles of  Incorporation  or Bylaws;  Change in
Fiscal Year.

     On  February  20,  2008,  the  board of  directors  of NEDAK  Ethanol,  LLC
("Company"),  pursuant  to  Section  9.7 of the  Company's  Second  Amended  and
Restated  Operating  Agreement  dated  July 17,  2007  ("Operating  Agreement"), finalized  the Unit  Transfer  Policy,  which is  contained  in Exhibit C to the
Operating  Agreement  (the  "Policy").  Section 9.7 of the  Operating  Agreement
requires the board of directors to develop the Policy to impose  conditions  and restrictions  respecting  transfers of Membership  Units to (i) preserve the tax status of the Company;  (ii) comply with state or federal securities laws; (iii)
require appropriate information from the transferor and transferee regarding the transfer;  and (iv)  require  appropriate  representations  from the  transferor and/or transferee  regarding the Transfer;  among other things.  Pursuant to the
Operating  Agreement,  the Policy must also establish the method and conventions used to allocate profits,  losses and all other items  attributable  between the transferor and the transferee with respect to transferred Membership Units.

     With respect to proposed transfers of Membership Units, the Policy provides
(i) the  transferring  Member must provide the Company with certain  information respecting the transferor  and the proposed  transferee,  along with an executed assignment agreement;  (ii) that the Board retains the discretion to approve any proposed  transfer;  (iii) that the Board may require an opinion of counsel that the  proposed  transfer  will not result in an adverse tax  consequence  for the
Company or violate  applicable  securities laws; (iv) that the transfer must not cause the  Company  to be  treated  as a  "publicly  traded  partnership"  under applicable Internal Revenue Code provisions and Treasury Regulations;  (v) that, for purposes of determining ownership, the date of transfer is the date on which all conditions of the Policy have been fulfilled; and (vi) that, for purposes of determining  when  allocations  of profits and losses are  effective,  transfers approved by the board of  directors in one fiscal  quarter are  effective on the first day of the next succeeding fiscal quarter.

     Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

                  3.1   Articles of Organization and First Amendment  thereto
                        (incorporated  by  reference  to  Exhibit  3.1 of the
                        Registrant's  Registration  Statement  on Form  SB-2,
                        filed December 15, 2005)
                  3.2   Second   Amendment   to  Articles   of   Organization
                        (incorporated by reference to Exhibit 3 (i) of Report
                        on Form 8-K filed January 23, 2007).
                  4.1   Second Amended and Restated Operating Agreement

                              SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 26, 2008

                                           NEDAK ETHANOL, LLC

                                           By:  /s/ Jerome Fagerland
                                               ---------------------------------
                                                Jerome Fagerland
                                                President

                                  Exhibit Index
                                  -------------

    Exhibit
    Number       Description
    ------       -----------

     3.1  Articles of Organization and First Amendment thereto  (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on
          Form SB-2, filed December 15, 2005)

     3.2  Second   Amendment  to  Articles  of  Organization   (incorporated  by
          reference  to  Exhibit 3 (i) of Report on Form 8-K filed  January  23,
          2007).

     4.1  Second Amended and Restated Operating Agreement